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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 16, 2005


                         GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-11 to be formed pursuant to a
     Trust Agreement, to be entered into relating to the GSAA Home Equity
           Trust 2005-11, Asset-Backed Certificates, Series 2005-11)
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-120274                13-3387389
----------------------------    ------------------------       -------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


           85 Broad Street, New York, New York               10004
       -----------------------------------------           ----------
        (Address of Principal Executive Offices)           (Zip Code)


                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01.    Other Events.
---------     -------------

         Filed herewith as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.9 are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the "Company") by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GSAA Home Equity Trust 2005-11, Asset-Backed Certificates, Series 2005-11 (such classes, the "Certificates").

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-120274). The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

         Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01.    Financial Statements and Exhibits.
---------     ---------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
    --------

Exhibit
-------

99.1     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.2     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.3     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.4     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.5     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.6     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.7     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.8     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.9     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   September 20, 2005


                                         GS MORTGAGE SECURITIES CORP.



                                         By:/s/ Michelle Gill
                                            ------------------------------------
                                             Name:  Michelle Gill
                                             Title:    Vice President

                                 Exhibit Index
                                 -------------

Exhibit No.
-----------

99.1     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.2     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.3     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.4     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.5     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.6     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.7     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.8     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.

99.9     Computational Materials prepared by Goldman, Sachs & Co.
         in connection with GSAA Home Equity Trust 2005-11,
         Asset-Backed Certificates, Series 2005-11.